Exhibit 99.1
News Release

For immediate release	For more information contact:
August 6, 2019	Jeffrey E. Eberwein
Chairman of the Board
203-489-9501
ir@digirad.com
Digirad Corporation Reports Financial Results for the
Second Quarter and Six Months Ended June 30, 2019

•	Performed ahead of expectations for revenue, highlighted by Diagnostic Imaging growth of 11% year over year

•	Made significant progress towards “HoldCo” transformation by completing initial filing of registration statement on Form S-4 and entering into Agreement and Plan of Merger with ATRM Holdings, Inc.
Suwanee, GA. - Digirad Corporation (Nasdaq: DRAD) reported today its financial results for the second quarter ended June 30, 2019.
Total revenues from continuing operations for the second quarter were $25.8 million, compared to $27.1 million in the second quarter of the prior year.
Net loss from continuing operations for the second quarter was $1.5 million, or $0.72 net loss per basic and diluted share, compared to net loss from continuing operations of $0.4 million, or $0.17 net loss per basic and diluted share in the same period in the prior year. Non-GAAP adjusted net loss from continuing operations for the second quarter was $0.1 million, or $0.04 per basic and diluted share, compared to adjusted net income of $0.4 million, or $0.20 per basic and diluted share in the same period in the prior year.
Operating cash flow for the second quarter was an inflow of $2.6 million, compared to an inflow of $2.6 million for the same period in the prior year. Non-GAAP adjusted EBITDA from continuing operations for the second quarter was $2.1 million, compared to $2.7 million in the same period in the prior year. Non-GAAP free cash flow was an inflow of $2.6 million for the second quarter, compared to an inflow of $2.2 million in the same period in the prior year.
Total revenues from continuing operations for the six months ended June 30, 2019 were $49.7 million, compared to $52.5 million in the six months ended June 30, 2018.
Net loss from continuing operations for the six months ended June 30, 2019 was $3.1 million, or $1.54 net loss per basic and diluted share, compared to net loss from continuing operations of $1.7 million, or $0.86 net loss per basic and diluted share in the same period in the prior year. Non-GAAP adjusted net loss from continuing operations for the six months ended June 30, 2019 was $0.9 million, or $0.46 per basic and diluted share, compared to adjusted net loss of $0.9 million, or $0.46 per basic and diluted share in the same period in the prior year.
Operating cash flow for the six months ended June 30, 2019 was an inflow of $0.4 million, compared to an inflow of $3.0 million for the same period in the prior year. Non-GAAP adjusted EBITDA from continuing operations for the six months ended June 30, 2019 was $2.9 million, compared to $3.6 million in the same period in the prior year. Non-GAAP free cash flow was an inflow of $0.2 million for the six months ended June 30, 2019, compared to an inflow of $2.4 million in the same period in the prior year.
Digirad President and CEO Matt Molchan said, “The second quarter of 2019 was ahead of our expectations for revenue and adjusted EBITDA. Our Diagnostic Imaging Solutions (DIS) division continues to perform well, with revenue growth of 4% year over year, outperforming our expectations for revenue and adjusted EBITDA. Our Mobile Healthcare division also performed well in the quarter - finishing ahead of plan for revenue and adjusted EBITDA, with gross margin percentage improving year over year by 3%. Our Diagnostic Imaging division also exceeded expectations for both revenue and adjusted EBITDA in the quarter, with revenue growing 11% year over year.”

Significant progress was made towards the formation of “HoldCo”, Digirad’s go-forward strategy previously announced on September 10, 2018. Since then we have created a new subsidiary of Digirad - Star Real Estate Holdings USA (SRE) to manage the real estate assets of Digirad and the future “HoldCo” diversified holding company. SRE has already purchased 3 modular building factories. Additionally, Digirad signed a merger agreement to acquire ATRM Holdings, Inc. on July 3, 2019 and then on July 19, 2019, Digirad filed our registration statement on Form S-4 to register the preferred shares to be issued in the merger. As previously stated, HoldCo, once it is fully functional, expects to make high-return internal investments as well as look for attractive acquisition opportunities, and will also consider repurchasing shares from time to time. Share repurchases will be evaluated against organic growth investments and acquisitions, and the Company expects to continually allocate capital to maximize shareholder value.
Finally, Digirad Corporation has approximately $83.7 million of usable net operating losses (“NOL”) in the U.S., which the Company considers to be a very valuable asset for its stockholders. Protecting the value of this NOL asset limits the amount of stock than can be repurchased over a given time period. In order to protect the value of the NOL for all stockholders, the Company has a charter amendment in place that limits beneficial ownership of Digirad common stock to 4.99%. Stockholders who wish to own more than 4.99% of Digirad common stock, or who already own more than 4.99% of Digirad common stock and wish to buy more, may only acquire additional Shares with the Board’s prior written approval.
If you have any questions, either prior to or after our scheduled Earnings Conference call, please e-mail ir@digirad.com.
2019 Financial Guidance
The Company confirmed its financial guidance for 2019, which is to generate revenues from continuing operations of between $95 million and $100 million, non-GAAP adjusted EBITDA between $5.5 million and $6.5 million, and free cash flow between $3 million and $4 million.
Conference Call Information
A conference call is scheduled for 11:00 a.m. EDT on August 6, 2019 to discuss the results and management’s outlook. The call may be accessed by dialing 1-877-407-9039 (international callers: +1-201-689-8470) five minutes prior to the scheduled start time and referencing Digirad. A simultaneous webcast of the call may be accessed online from the Events & Presentations link on the Investor Relations page at http://ir.digirad.com/events-presentations; an archived replay of the webcast will be available within 15 minutes of the end of the conference call.
Use of Non-GAAP Financial Measures by Digirad Corporation
This Digirad news release presents the non-GAAP financial measures “adjusted net income (loss),” “adjusted net income (loss) per basic and diluted share,” “free cash flow”, and “adjusted EBITDA.” The most directly comparable measure for these non-GAAP financial measures are net income and basic and diluted net income per share. The Company has included below unaudited adjusted financial information, which presents the Company’s results of operations after excluding acquired intangible asset amortization, acquisition related contingent consideration adjustments, unrealized gain (loss) on available-for-sale securities, and non-recurring related income tax adjustments. Further excluded in the measure of adjusted EBITDA are interest, taxes, depreciation, amortization, and stock-based compensation.
A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding Digirad’s financial condition and results of operations is included as Exhibit 99.2 to Digirad’s report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2019.
About Digirad Corporation
Digirad delivers convenient, effective, and efficient healthcare solutions on an as needed, when needed, and where needed basis. Digirad’s diverse portfolio of mobile healthcare solutions and diagnostic imaging equipment and services, provides hospitals, physician practices, and imaging centers through the United States access to technology and services necessary to provide exceptional patient care in the rapidly changing healthcare environment. For more information, please visit www.digirad.com.

Forward-Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seek,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative of those words or other comparable terminology, or in specific statements such as the Company’s ability to deliver value to customers, the ability to grow and generate positive cash flow, the ability to execute on restructuring activities, and ability to successfully execute acquisitions. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks are detailed in Digirad’s filings with the U.S. Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other reports. Readers are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Digirad undertakes no obligation to revise or update the forward-looking statements contained herein.

(Financial tables follow)

Digirad Corporation
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,

	2019	2018	2019	2018
Revenues:
Services	$22,749	$24,324	$44,138	$46,947
Product and product-related	3,049	2,756	5,572	5,598
Real estate operations	—	—	—	—
Total revenues	25,798	27,080	49,710	52,545
Cost of revenues:
Services	18,648	20,023	36,842	39,284
Product and product-related	1,969	1,490	3,706	3,087
Real estate operations	177	—	177	—
Total cost of revenues	20,794	21,513	40,725	42,371
Gross profit	5,004	5,567	8,985	10,174
Total gross profit percentage	19.4%	20.6%	18.1%	19.4%
Services gross profit percentage	18.0%	17.7%	16.5%	16.3%
Product and product-related gross profit percentage	35.4%	45.9%	33.5%	44.9%
Operating expenses:
Marketing and sales	1,215	1,461	2,358	2,928
General and administrative	3,652	3,522	7,342	7,914
Amortization of intangible assets	283	356	566	713
Goodwill impairment	—	476	—	476
Merger and financing	1,000	—	1,000	—
Total operating expenses	6,150	5,815	11,266	12,031
Loss from operations	(1,146)	(248)	(2,281)	(1,857)
Other expense:
Other expense, net	(5)	(19)	(203)	(36)
Interest expense, net	(254)	(189)	(435)	(363)
Loss on sale of building	(232)	—	(232)	—
Loss on extinguishment of debt	—	—	(151)	(43)
Total other expense	(491)	(208)	(1,021)	(442)
Loss before income taxes	(1,637)	(456)	(3,302)	(2,299)
Income tax benefit	162	106	170	561
Net loss from continuing operations	(1,475)	(350)	(3,132)	(1,738)
Net income from discontinued operations	266	—	266	5,494
Net (loss) income	$(1,209)	$(350)	$(2,866)	$3,756

Net (loss) income per share - basic and diluted
Continuing operations	$(0.72)	$(0.17)	$(1.54)	$(0.86)
Discontinued operations	0.13	—	0.13	2.73
Net (loss) income per share - basic and diluted	$(0.59)	$(0.17)	$(1.41)	$1.87
Dividends declared per common share	$—	$0.55	$—	$1.10
Weighted-average shares outstanding – basic and diluted	2,038	2,012	2,034	2,011

Net (loss) income	$(1,209)	$(350)	$(2,866)	$3,756
Other comprehensive income (loss):
Reclassification of tax provision impact	—	—	22	—
Reclassification of unrealized gains on equity securities to retained earnings	—	—	—	(17)
Total other comprehensive income (loss)	—	—	22	(17)
Comprehensive (loss) income	$(1,209)	$(350)	$(2,844)	$3,739

Digirad Corporation
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	June 30, 2019	December 31, 2018
Assets:
Current assets:
Cash and cash equivalents	$864	$1,545
Restricted cash	168	167
Equity securities	17	153
Accounts receivable, net	12,783	12,642
Inventories, net	5,781	5,402
Other current assets	1,456	1,285
Total current assets	21,069	21,194
Property and equipment, net	24,324	21,645
Operating lease right-of-use assets	3,973	—
Intangible assets, net	4,662	5,228
Goodwill	1,745	1,745
Restricted cash	—	101
Deferred tax assets	75	—
Investments in and receivables from related parties	1,275	275
Other assets	728	406
Total assets	$57,851	$50,594

Liabilities:
Current liabilities:
Accounts payable	$4,584	$5,206
Accrued compensation	4,121	3,862
Accrued warranty	283	197
Deferred revenue	1,455	1,687
Operating lease liabilities, current portion	1,427	—
Other current liabilities	2,939	2,265
Total current liabilities	14,809	13,217
Long-term debt	15,314	9,500
Deferred tax liabilities	121	121
Operating lease liabilities, net of current portion	2,674	—
Other liabilities	1,721	1,956
Total liabilities	34,639	24,794

Stockholders’ equity:
Preferred stock, $0.0001 par value: 10,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value: 30,000,000 shares authorized; 2,042,493 and 2,024,979 shares issued and outstanding (net of treasury shares) at June 30, 2019 and December 31, 2018, respectively	2	2
Treasury stock, at cost; 258,849 shares at June 30, 2019 and December 31, 2018	(5,728)	(5,728)
Additional paid-in capital	145,706	145,428
Accumulated other comprehensive loss	—	(22)
Accumulated deficit	(116,768)	(113,880)
Total stockholders’ equity	23,212	25,800
Total liabilities and stockholders’ equity	$57,851	$50,594

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Net loss from continuing operations	$(1,475)	$(350)	$(3,132)	$(1,738)
Acquired intangible amortization	283	356	566	713
Unrealized (gain) loss on equity securities (1)	5	19	(23)	36
Restructuring costs (2)	62	—	62	97
Loss on extinguishment of debt (3)	—	—	151	43
Goodwill impairment	—	476	—	476
Loss on sale of buildings	232	—	232	—
Write-off of Star Real Estate Holding Assets	143	—	143	—
Transaction cost (4)	726	—	956	—
Write-off of preferred stock issuance cost (5)	273	—	273	—
Income tax benefit	(162)	(106)	(170)	(561)
Non-GAAP adjusted net loss from continuing operations	$87	$395	$(942)	$(934)

Net loss per diluted share from continuing operations	$(0.72)	$(0.17)	$(1.54)	$(0.86)
Acquired intangible amortization	0.14	0.18	0.28	0.35
Unrealized (gain) loss on equity securities (1)	—	0.01	(0.01)	0.02
Restructuring costs (2)	0.03	—	0.03	0.05
Loss on extinguishment of debt (3)	—	—	0.07	0.02
Goodwill impairment	—	0.24	—	0.24
Loss on sale of buildings	0.11	—	0.11	—
Write-off of Star Real Estate Holding Assets	0.07	—	0.07	—
Transaction cost (4)	0.36	—	0.47	—
Write-off of preferred stock issuance cost (5)	0.13	—	0.13	—
Income tax benefit	(0.08)	(0.05)	(0.08)	(0.28)
Non-GAAP adjusted net loss per basic and diluted share from continuing operations (6)	$0.04	$0.20	$(0.46)	$(0.46)

Digirad Corporation
Reconciliation of Non-GAAP Financial Measures
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net loss from continuing operations	$(1,475)	$(350)	$(3,132)	$(1,738)
Unrealized (gain) loss on equity securities (1)	5	19	(23)	36
Restructuring costs (2)	62	—	62	97
Loss on extinguishment of debt (3)	—	—	151	43
Depreciation and amortization	1,851	2,288	3,660	4,553
Stock-based compensation	190	171	302	372
Loss on sale of building	232	—	232	—
Interest expense, net	254	189	435	363
Goodwill impairment	—	476	—	476
Write-off of Star Real Estate Holding Assets	143	—	143	—
Transaction cost (4)	726	—	956	—
Write-off of preferred stock issuance cost (5)	273	—	273	—
Income tax benefit	(162)	(106)	(170)	(561)
Non-GAAP adjusted EBITDA from continuing operations	$2,099	$2,687	$2,889	$3,641

(1)	Reflects change in fair value of investments in equity securities.

(2)	Reflects severance related costs.

(3)	Reflects write-off of unamortized deferred financing costs associated with the Comerica Credit Agreement.

(4)	Reflects legal and other costs related to the proposed ATRM merger and HoldCo establishment.

(5)	Reflects write-off of costs related to a potential offering of preferred stock the Company does not expect to complete.

(6)
Per share amounts are computed independently for each discrete item presented. Therefore, the sum of the quarterly per share amounts will not necessarily equal to the total for the year, and sum of individual items may not equal the total.

Digirad Corporation
Reconciliation of Operating Cash Flow to Free Cash Flow
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net cash (used in) provided by operating activities	$2,553	$2,621	$368	$3,041
Purchases of property and equipment, net of dispositions	4	(433)	(126)	(594)
Free cash flow	$2,557	$2,188	$242	$2,447

Digirad Corporation
Supplemental Debt Information
(Unaudited)
(In thousands)
The following table reflects outstanding principal balances and interest rates for the Company’s debt:

	June 30, 2019		December 31, 2018
	Amount	Interest Rate	Amount	Interest Rate
Revolving Credit Facility - SNB (1)	$15,314	4.90%	$—	—%
Revolving Credit Facility - Comerica (2)	$—	—%	$9,500	4.87%

(1)	Entered into with Sterling National Bank in March 2019. The agreement consists of a revolving credit facility with a five-year term, maturing in March 2024.

(2)
Entered into with Comerica Bank in June 2017, which was subsequently amended on January 30, 2018 and September 30, 2018. The Company used a portion of the financing made available under the SNB Credit Facility to refinance and terminate, effective as of March 29, 2019, its credit facility with Comerica Bank.

Digirad Corporation
Supplemental Segment Information
(Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenue by segment:
Diagnostic Services	$12,318	$13,267	$24,044	$25,292
Diagnostic Imaging	3,049	2,756	5,572	5,598
Mobile Healthcare	10,431	11,057	20,094	21,655
Real Estate Holdings	—	—	—	—
Consolidated revenue	$25,798	$27,080	$49,710	$52,545

Gross profit by segment:
Diagnostic Services	$2,805	$2,969	$5,386	$5,216
Diagnostic Imaging	1,080	1,266	1,866	2,511
Mobile Healthcare	1,296	1,332	1,910	2,447
Real Estate Holdings	(177)	—	(177)	—
Consolidated gross profit	$5,004	$5,567	$8,985	$10,174

Loss from continuing operations by segment:
Diagnostic Services	$1,957	$1,096	$3,693	$2,089
Diagnostic Imaging	565	1,035	908	1,654
Mobile Healthcare	439	72	(184)	21
Real Estate Holdings	(199)	—	(199)	—
Unallocated corporate and other expenses	(2,908)	(1,975)	(5,499)	(5,145)
Segment (loss) income from operations	(146)	228	(1,281)	(1,381)
Goodwill impairment	—	(476)	—	(476)
Merger and finance costs	(1,000)	—	(1,000)	—
Consolidated loss from operations	$(1,146)	$(248)	$(2,281)	$(1,857)

Depreciation and amortization by segment:
Diagnostic Services	$305	$936	$609	$1,240
Diagnostic Imaging	73	74	151	152
Mobile Healthcare	1,438	1,750	2,865	3,177
Real Estate Holdings	35	—	35	—
Total depreciation and amortization	$1,851	$2,760	$3,660	$4,569